UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 20, 2005

                                 ROOMLINX, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                        000-26213                 83-0401552
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

401 Hackensack Avenue, 3rd Floor, Hackensack, New Jersey                07601
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      (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (201) 525-1777

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

      On September 20, 2005, the Board of Directors of the Registrant named Michael A. Wasik to the Board of Directors of the Registrant. Mr. Wasik is the founder of SuiteSpeed, Inc., acquired by the Registrant in August 2005, and is currently an Executive Vice President of the Registrant, with responsibility for leading the Registrant's Wireless LAN Division.

      No determination has been made to date, and no expectations have yet been formed by the Registrant, as to the Board committees to which Mr. Wasik will be named. The Registrant will file an amendment to this Report when and if Mr. Wasik is added to any Board committees.

      The Registrant previously made the following disclosures regarding its acquisition of SuiteSpeed, Inc.:

            "On August 10, 2005, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Registrant, a wholly-owned subsidiary of the Registrant ("Subcorp") and SuiteSpeed, Inc ("SuiteSpeed") pursuant to which, concurrent with the execution of the Merger Agreement (a) Subcorp merged with and into SuiteSpeed, (b) SuiteSpeed became a wholly-owned subsidiary of the Registrant, (c) the Registrant became obligated to issue a total of 21,450,000 shares of its Common Stock to the former stockholders of SuiteSpeed and (d) the Registrant became obligated to issue a total of 6,183,870 additional shares of its Common Stock to cancel certain indebtedness of SuiteSpeed to its principal stockholder, Michael Wasik.

            Pursuant to the Merger Agreement, Michael Wasik assumed the title of Executive Vice President of the Wireless LAN Division of the Registrant. At the closing, he entered into an employment agreement with a two year term providing for base salary of $150,000 and stock options covering 1,000,000 shares of the registrant's common stock.

            SuiteSpeed is a provider of high-speed wireless Internet access solutions to hotels. Prior to the negotiation of this transaction, there was no material relationship between SuiteSpeed and the Registrant."

Pursuant to the Merger Agreement, Mr. Wasik's SuiteSpeed shares were converted into the right to receive a total of 19,049,695 shares of the Registrant's common stock.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROOMLINX, INC.


                                        By: /s/ Frank Elenio
                                            ------------------------------------
                                            Name: Frank Elenio
                                            Title: Chief Financial Officer

Dated: September 27, 2005


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